                          [LOGO OF THE OAKMARK FUND]

                          The Oakmark Family of Funds
  The
Oakmark
 Fund

                                    ANNUAL
                                    REPORT
                            ----------------------
                               October 31, 1995
                            ----------------------




     The
   Oakmark
International
    Fund




                               MEMBER OF
                               ================
                                    NO LOAD
                               100% MUTUAL FUND
                                    COUNCIL
                               ================
                           No-Load Funds Managed by
                            Harris Associates L.P.

                 [OAKMARK LOGO]

           The Oakmark Family of Funds

               1995 Annual Report
               Table of Contents
Letter from the President.....................   1
The Oakmark Funds Summary.....................   2
The Oakmark Fund
   Performance Chart..........................   3
   Letter from the Fund Manager...............   3
   Financial Statements.......................   8
The Oakmark International Fund
   Performance Chart..........................  18
   Letter from the Fund Manager...............  18
   Financial Statements.......................  22
Report of Independent Public Accountants......  36
Trustees and Officers.........................  37
Other Important Information...................  37

          Questions About Your Account?
               Call 1-800-626-9392

Fellow Shareholders:

  We are pleased to present the combined annual reports for the Oakmark Family of Funds. The current report contains the fiscal 1995 information for the Oakmark and Oakmark International Funds. Subsequent annual reports will include the newly launched Oakmark Small Cap, Balanced and International Emerging Value Funds. These new Funds were available November 1, 1995.

  For the fourth quarter ended October 31, 1995 and the year as a whole, the U.S. stock market was the place to be. Oakmark Fund's returns continued to be robust, up 4.9%* in the quarter, even without participation in the technology sector. In contrast, the money flows out of foreign stocks created a challenging environment in which the Oakmark International Fund lost (5.5)%*. This decline has created some of the most compelling values we have witnessed and the performance of Oakmark International in the month following the quarter-end has us cautiously optimistic (up 3.2% from 10/31/95 to 11/29/95).

  'Tis the season for holiday cheer and investment decisions! For those of you thinking about your 1995 IRA contributions, remember these contributions can be made until April 15, 1996.

  From all of us at The Oakmark Family of Funds, we wish you a happy, healthy and prosperous new year!

                                 Sincerely,

                                 LOGO
                                 VICTOR A. MORGENSTERN
                                 President


*The Oakmark Fund's average annual total return for the twelve months ended
 September 30, 1995 and for the period August 5, 1991 (inception) through September 30, 1995 was 23.2% and 33.1% respectively. The Oakmark International Fund's average annual total return for the twelve months ended September 30, 1995 and for the period September 30, 1992 (inception) through September 30, 1995 was 1.5% and 15.8% respectively. The Funds' past performance is no guarantee of future results. Share prices and investment returns will vary, so you may have a gain or loss when you sell shares.

                           THE OAKMARK FUNDS SUMMARY

ANNUALIZED PERFORMANCE FOR PERIOD ENDED OCTOBER 31, 1995

                                                                  Since
                                3 mo.   6 mo.  1 Year   3 Years Inception
---------------------------------------------------------------------------
The Oakmark Fund                 4.9 %  12.3%  21.55 %   23.70%   32.00%(1)
The Oakmark International Fund  (5.5)%   1.8%  (3.06)%   14.40%   13.20%(2)

(1) Inception Date was August 5, 1991
(2) Inception Date was September 30, 1992

TOP FIVE HOLDINGS AND TOP FIVE INDUSTRIES AS OF OCTOBER 31, 1995

THE OAKMARK FUND

Company                          % of Total Net Assets
------------------------------------------------------
Phillip Morris Companies, Inc.            6.30%
Mellon Bank Corporation                   6.04%
Lockheed Martin Corporation               5.67%
First USA, Inc.                           4.30%
Anheuser-Busch Companies, Inc.            3.90%
Industry                               % of Fund
------------------------------------------------------
Food & Beverage                          16.10%
Other Consumer Goods & Services          11.30%
Broadcasting & Publishing                 9.40%
Other Financial                           8.80%
Aerospace & Defense                       8.20%

THE OAKMARK INTERNATIONAL FUND

Company                            % of Total Net Assets
--------------------------------------------------------
Lion Nathan Limited (New Zealand)           5.00%
Kvaerner (Norway)                           4.62%
AB Volvo (Sweden)                           4.24%
YPF Sociedad Anonima (Argentina)            3.61%
Cordiant PLC (Great Britain)                3.59%
Industry                                 % of Fund
--------------------------------------------------------
Banks                                      13.70%
Other Industrial Goods & Services           9.40%
Food                                        7.50%
Aerospace                                   7.40%
Transportation                              5.80%

            Past performance is no guarantee of future performance.

    THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (10/31/95) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX.


                             [GRAPH APPEARS HERE]


Measurement Period
(Fiscal Year Covered)        OAKMARK FUND     S&P 500
---------------=-----        ------------     -------
Measurement Pt-
08/05/91                     $10,000          $10,000
10/31/91                     $12,100          $10,201
                             $13,910          $10,719
                             $14,660          $10,946
                             $15,910          $11,279
10/31/92                     $17,110          $11,216
                             $19,913          $11,857
                             $20,136          $11,957
                             $22,052          $12,276
10/31/93                     $24,504          $12,892
                             $25,648          $13,372
                             $24,855          $12,593
                             $25,321          $12,896
10/31/94                     $26,653          $13,401
                             $26,480          $13,444
                             $28,869          $14,803
                             $30,883          $16,263
10/31/95                     $32,397          $16,931

10/31/95 NAV $28.47

                                                     Average Annual Total Return*
                                                           Through 10/31/95
                                                   ---------------------------------
                       Total Return* Total Return*               From Fund Inception
                        Last 3 mos.   Last 6 mos.  From 10/31/94       8/5/91
                       ------------- ------------- ------------- -------------------
THE OAKMARK FUND           4.9%          12.3%         21.6%            32.0%
Standard & Poor's 500
 Stock Index*              4.1%          14.4%         26.3%            13.2%
Dow-Jones Industrial
 Average*                  1.6%          11.4%         24.8%            14.4%
Value Line Composite
 Index*                   (1.8)%          6.6%         10.1%             6.6%

REPORT FROM ROBERT J. SANBORN, PORTFOLIO MANAGER

Dear Fellow Shareholders:

  The Oakmark Fund's fiscal year ended October 31, 1995 was a good one. The most significant macroeconomic factor in the strong performance of equities was the dramatic decline in long-term interest rates, driven by continued low levels of inflation. This is confirmed by the price action of the planet's two most important commodities--gold and oil--both of which declined in price over the year.

  While our Fund generated large absolute returns, its performance lagged behind that of the Standard and Poor's 500. (As Dickens wrote,

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The S&P 500 is a broad market-weighted average dominated by blue-chip stocks. The Dow-Jones Average includes only 30 big companies. The Value Line index is an unweighted average of more than 1,000 stocks. Past performance is no guarantee of future performance.
LOGO

"It was the best of times, it was the worst of times.") This relative underperformance is due to our Fund's lack of high technology holdings. These sectors were among the best-performing in the market during the past year; software, semiconductor, and biotechnology stocks were up an average of fifty-five (!) percent in the past twelve months. As I indicated in my letter last quarter, these stocks do not meet our investment criteria.

  The companies in our portfolio generally experienced very good business results in the past year. Of our top twenty holdings of a year ago, only one had results that were significantly less than our expectations. Despite the strong performance of our Fund, lower interest rates and the growth in underlying value of our holdings lead me to conclude that the value in our Fund is as good today as it was a year ago. As I have written before, we spend our time monitoring and analyzing the businesses of which all of us are part owners, not in trying to anticipate stock price changes.

  Two large sectors--consumer brands and financial services-- constitute almost half of our Fund's value. Our larger consumer brand stocks--Philip Morris, Knight Ridder, Anheuser-Busch, Black & Decker, American Brands, Heinz--are all very high-quality, high-return, high-barrier-to-entry businesses with dominant market positions, very loyal end-users, and (to varying degrees) tremendous international opportunities. These companies are prime beneficiaries of the unfolding globalization of the economy. Yet, the market continues to place valuations on them that do not sufficiently differentiate them from more average companies in more competitive businesses.

  Our large financial services holdings--First USA, Mellon, Torchmark, and AMBAC--have strong niche businesses and benefit from the ongoing consolidation of the financial services industry. We believe that this consolidation is a win/win proposition for the buyers and sellers (a dynamic we have experienced in our defense industry investments). Yet, they each sell at modest valuations at steep discounts to their underlying value.

  We continue to frame, and will always frame, the investment process as buying an ownership piece of a business for the long term, not as buying merely a piece of paper for the short term. We sold only one of our ten largest holdings of a year ago. Eli Lilly reached our estimate of value and we sold the stock. Trading is expensive--there are commissions, price impacts, and capital gains taxes--and we attempt to minimize our trading activity. Our Fund's turnover is one-seventh that of the typical equity fund. I believe that the largest edge we have is our long-term investment time-frame.

  What's ahead for 1996? While we do not base any of our investment decisions on predicting macroeconomic variables, let me cite two that are positive for the equity market. The first is the all-time high level of merger and acquisition activity. Many public companies continue to be acquired at substantial premium to public market prices. The globalization of the economy and the efficacy of technology within companies will continue to drive this process. The second factor is the political revolution that is in its early stages in the USA. There is broad consensus that our federal government is too big, too inefficient, and too expensive. The inevitable downsizing of the government--more than 40 percent of our GDP is spent by local, state, and federal governments!-- should result in lower interest rates in the medium term (which will have a positive impact on equity valuations). In the long term, a rationalization of our tax system, perhaps in the form of a flat tax regime, will unleash the tremendous potential of our economy. This process will have a very significant impact on all aspects of our economy.

  I believe that we at Harris Associates have a time-tested investment philosophy, great people, and a nonbureaucratic culture. These attributes should allow us to continue to add value. We remain focused on generating results that will continue to allow you (and us!!) to realize your financial goals.

  On a personal note, I cannot believe we are in our fifth year. On behalf of everyone at Harris Associates, I thank you for your support. Managing your hard-earned money remains a great challenge and a great honor.

A PRIMER ON GOODWILL

  As I write this, we are in the midst of the season of goodwill to all people. Yet, in the financial world, goodwill has a far different meaning. Goodwill usually results when a company acquires another company at a price greater than the acquiree's book value. Book value is a balance sheet item that represents the retained book earnings of a company. It has little relation to the true economic value of a company and, therefore is a number we ignore.

  Goodwill affects the income statement through the accounting process of amortization. Amortization refers to the gradual write-downs of the goodwill, generally over forty years. The word amortization itself is derived from the Latin word for death, and means to "kill off the goodwill." This amortization reduces reported earnings for the entire time period. However, it is important to recognize that it is a non-cash reduction in earnings that has no effect on the intrinsic value of a company.

  Let me give an example from one of our holdings, Philip Morris (MO). As of 12/30/94, MO had goodwill totalling $19.7 billion, which represented over 37 percent of its total book assets. Most of this was incurred through its purchase of Kraft in 1988. This goodwill resulted in the amortization of $600 million in the year 1994, which reduced reported earnings per share (EPS) by $0.58 (compared to total net EPS of $5.45). Yet, MO can use this $600 million to make an acquisition, repurchase its own shares, or do any number of things to grow shareholder value.

  A patient shareholder is probably by now muttering. "What's with this goodwill, why is he boring me with this stuff?" Well, seven of our ten largest holdings have meaningful amounts of goodwill that reduce reported EPS. In our view, the market tends to ignore the economic value of the goodwill. For instance, a leading Wall Street brokerage firm recently issued a report on MO that concludes that MO should sell at its historical relative P/E ratio of 75 percent of the market. This, of course, ignores the fact that MO's earnings are artificially reduced by the amortization charge.

  We evaluate our investments, and all potential investments, as if we were buying the entire business. Thus, we tend to regard some financial parameters (i.e., cash flow) more highly than others regarded more highly by the investment community (i.e., reported EPS). Since we firmly believe that market price and value ultimately converge, our approach is intellectually coherent and, we believe, gives us an edge.

BILLY JOHNSON UPDATE

  An E-mailing shareholder from California writes, "Who the heck is Billy "White Shoes" Johnson?" Well, he was a wide receiver for the Houston Oilers and was an early pioneer of in-your-face touchdown celebrations. Some of you may remember my allusion to Johnson in last quarter's letter. I wrote that, when my prediction on the likely under-performance of high technology stocks comes to fruition, I will do some similar in-your-face crowing.

  Well, as I write this on November 28, Netscape (NSCP) is trading at $138, up more than 75 percent from just last quarter. So, Billy is bruised, but he knows that we are early in the first quarter, and all that matters is who wins the game.

  I had the pleasure of making a presentation recently with a very nice guy who manages a pure technology hedge fund. His fund was up over 80 percent this year. He gave very compelling background on the growth of the Internet and how useful technology is, and so forth. Then, some curmudgeon in the crowd, (perhaps a shareholder of The Oakmark Fund), broke the balloon, and asked about the "ridiculous" valuations of these stocks. The manager's sole justification was that technology currently represents "only" thirteen percent of the value of the Standard & Poor's 500, and he saw no reason why it could not get as high as thirty percent. After all, the energy sector got that high in 1980.

  Shareholders, that is not an intellectually coherent investment approach. If that is the best reason to own technology stocks, Billy will be celebrating soon.

OAK LEAF CLUSTER

  We award the Oak Leaf Cluster to that individual whose input into our Fund had the greatest positive impact on performance. This year the coveted honor goes to our very own John Raitt for his work on the defense stocks. Since these stocks go back to the early days of the Fund, it represents sort of a Lifetime Achievement Award. Lockheed Martin has more than doubled from our cost and McDonnell Douglas has appreciated more than 67 percent. Congratulations, John! On behalf of all shareholders, we like you, we like you!

                                                              ROBERT J. SANBORN
                                                              Portfolio Manager
                                                                 harjs @aol.com
                                                              November 28, 1995

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995

 Shares Held             Common Stocks                Market Value
-------------------------------------------------------------------
COMMON STOCKS--93.1%
FOOD & BEVERAGE--16.1%
 2,106,500   Philip Morris Companies Inc.            $  177,999,250
 1,669,100   Anheuser-Busch Companies, Inc.             110,160,600
 1,619,100   H.J. Heinz Company                          75,288,150
 1,420,800   Nabisco Holdings Corp.                      38,184,000
 1,571,900   Interstate Bakeries                         33,599,362
   430,000   The Quaker Oats Company                     14,673,750
   200,000   International Dairy Queen, Inc. (a)          4,250,000
                                                     --------------
                                                        454,155,112

APPAREL--.3%
   388,500   K-Swiss Inc.                                 4,419,188
   620,600   J. Baker Inc.                                3,568,450
                                                     --------------
                                                          7,987,638

RETAIL--4.4%
 2,920,000   Federated Department Stores, Inc. (a)       74,095,000
 1,600,000   Zale Corporation (a)                        23,600,000
 1,000,000   Carson Pirie Scott & Co. (a)                16,875,000
   600,000   Cole National Corporation (a)                7,350,000
   777,500   Best Products Co., Inc. (a)                  3,838,906
    53,800   Rex Stores Corporation (a)                     914,600
                                                     --------------
                                                        126,673,506

OTHER CONSUMER GOODS & SERVICES--11.3%
 1,982,800   American Brands, Inc.                       85,012,550
 2,437,900   The Black & Decker Corporation              82,583,861
   477,700   The Clorox Company                          34,274,975
   957,500   Whitman Corporation                         20,346,875
   440,200   First Brands Corporation                    20,139,150
   583,800   GC Companies, Inc. (a)                      18,827,550
   400,000   Stanhome Inc.                               12,200,000
   750,000   Arctco Inc.                                  8,437,500
   575,000   JUNO Lighting Inc.                           8,337,500
   601,500   Justin Industries, Inc.                      6,015,000
   281,500   Rollins, Inc.                                5,911,500
   395,000   Mikasa, Inc. (a)                             5,135,000
   257,600   Paragon Trade Brands, Inc. (a)               4,089,400
   100,000   Alberto-Culver Company                       2,700,000
   225,525   Rauch Industries, Inc.                       2,227,059
    51,500   Polaroid                                     2,201,625
   107,000   Armor All                                    1,765,500
   304,000   Drypers Corporation (a)                        798,000
                                                     --------------
                                                        321,003,045

OIL--.4%
   270,000   Murphy Oil Corporation                      10,226,250

BANKS--6.1%
 3,406,550   Mellon Bank Corporation                    170,753,319
   340,000   River Bank America (a)                       2,465,000
                                                     --------------
                                                        173,218,319

                See accompanying notes to financial statements.

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                 Common Stocks                   Market Value
--------------------------------------------------------------------------
INSURANCE--6.5%
 2,496,400   Torchmark Corporation                          $  103,600,600
   984,700   American Financial Group, Inc.                     27,571,600
   928,200   Old Republic International                         26,569,725
   501,300   Acordia, Inc.                                      13,785,750
   331,930   MAIC Holdings, Inc. (a)                            10,123,865
    85,000   Meridian Insurance Group                            1,168,750
                                                            --------------
                                                               182,820,290

OTHER FINANCIAL--8.8%
 2,640,500   First USA, Inc.                                   121,463,000
 2,194,900   AMBAC Inc.                                         92,460,163
   620,000   Capital One Financial Corporation                  15,190,000
   204,400   Fund American Enterprises Holdings, Inc. (a)       14,103,600
   330,000   Duff & Phelps Corporation                           3,588,750
   102,200   White River Corporation (a)                         3,551,450
                                                            --------------
                                                               250,356,963

BROADCASTING & PUBLISHING--9.4%
 6,329,179   Tele-Communications, Inc. Class A (a)             107,596,043
 1,715,400   Knight-Ridder, Inc.                                95,204,700
 1,432,294   TCI Communications, Inc. (a)                       35,270,240
   400,000   Gannett                                            21,750,000
   500,000   Adelphia Communications Corp. (a)                   4,375,000
   200,000   Jones Intercable, Inc. (a)                          2,500,000
                                                            --------------
                                                               266,695,983

COMPUTER SYSTEMS--.5%
 1,014,000   Control Data Systems, Inc. (a)                     13,435,500
   210,000   InaCom Corporation (a)                              2,100,000
                                                            --------------
                                                                15,535,500

PHARMACEUTICAL--3.1%
   975,000   American Home Products Corporation                 86,409,375

MANAGED CARE SERVICES--3.4%
 1,740,000   Foundation Health Corporation (a)                  73,732,500
   420,000   Physicians Health Services, Inc. (a)               13,965,000
   500,000   Laboratory Corporation of America Holdings          4,250,000
   270,000   Right CHOICE Managed Care, Inc. (a)                 3,442,500
                                                            --------------
                                                                95,390,000

MEDICAL PRODUCTS--2.4%
   648,900   Sybron Corporation (a)                             27,578,250
   502,000   St. Jude Medical, Inc. (a)                         26,731,500
   550,000   Spacelabs Medical, Inc. (a)                        14,162,500
                                                            --------------
                                                                68,472,250

AEROSPACE & DEFENSE--8.2%
 2,351,750   Lockheed Martin Corporation                       160,212,969
   610,000   McDonnell Douglas Corporation                      49,867,500
   779,600   Logicon, Inc.                                      17,833,350
    54,200   Alliant Techsystems, Inc. (a)                       2,520,300
                                                            --------------
                                                               230,434,119

                See accompanying notes to financial statements.

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                Common Stocks                 Market Value
-----------------------------------------------------------------------
FURNITURE & TEXTILES--0%
   363,000   Forstmann & Company, Inc. (a)                $     113,438

MACHINERY AND METAL PROCESSING--.1%
   237,500   Encore Wire Corporation (a)                      2,493,750

OTHER INDUSTRIAL GOODS & SERVICES--4.6%
 1,699,700   The Geon Company                                42,280,038
   508,000   Great Lakes Chemical Corporation                34,099,500
   550,000   OM Group, Inc.                                  15,950,000
   191,200   Bandag, Incorporated Class A                     9,536,100
   554,200   SPX Corporation                                  8,590,100
   190,000   USG Corp. (a)                                    5,533,750
   170,000   UCAR International Inc. (a)                      4,845,000
   175,000   American Home Star Corporation (a)               2,800,000
   182,600   Amtrol Inc.                                      2,784,650
    60,200   Exide                                            2,641,275
    50,000   Griffon Corporation (a)                            418,750
    71,300   Detrex Corporation (a)                             409,975
                                                          -------------
                                                            129,889,138

COMMERCIAL REAL ESTATE--1.0%
 1,957,200   Host Marriott Corporation (a)                   24,220,350
   585,700   Catellus Development Corporation (a)             3,221,350
                                                          -------------
                                                             27,441,700

FOREIGN SECURITIES--6.5%
 2,650,000   DeBeers Consolidated Mines Limited ADR (b)      72,875,000
 3,276,500   YPF Sociedad Anonima (b)                        56,110,062
   888,200   Telefonos de Mexico, S.A. de C.V. (b)           24,425,500
   547,700   EVC International NV                            17,182,881
   697,500   Scitex Corporation Limited                      12,119,063
                                                          -------------
                                                            182,712,506
             TOTAL COMMON STOCKS (COST: $2,133,912,975)   2,632,028,882

COMMERCIAL PAPER--7.1%

American Express Credit Corp., 5.70% due 11/22/95   6,000,000
American Express Credit Corp., 5.70% due 11/24/95   5,000,000
American Express Credit Corp., 5.70% due 11/30/95   8,000,000
American Express Credit Corp., 5.70% due 12/13/95   5,000,000
Ford Motor Credit Corp., 5.70% due 11/01/95         5,000,000
Ford Motor Credit Corp., 5.71% due 11/01/95         4,000,000
Ford Motor Credit Corp., 5.76% due 11/02/95         6,000,000
Ford Motor Credit Corp., 5.70% due 11/03/95         8,000,000
Ford Motor Credit Corp., 5.69% due 11/13/95         9,000,000
Ford Motor Credit Corp., 5.70% due 11/17/95         5,000,000
Ford Motor Credit Corp., 5.70% due 11/20/95         6,000,000
Ford Motor Credit Corp., 5.69% due 11/21/95         2,000,000
Ford Motor Credit Corp., 5.70% due 11/27/95        10,000,000

                See accompanying notes to financial statements.

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)
COMMERCIAL PAPER--7.1% (CONT.)

Ford Motor Credit Corp., 5.70% due 11/28/95         $    4,000,000
Ford Motor Credit Corp., 5.70% due 11/29/95              4,000,000
Ford Motor Credit Corp., 5.70% due 12/01/95              7,000,000
Ford Motor Credit Corp., 5.70% due 12/04/95              7,000,000
Ford Motor Credit Corp., 5.70% due 12/05/95             10,000,000
Ford Motor Credit Corp., 5.70% due 12/06/95              3,000,000
Ford Motor Credit Corp., 5.70% due 12/07/95              6,000,000
Ford Motor Credit Corp., 5.70% due 12/08/95              6,000,000
Ford Motor Credit Corp., 5.70% due 12/11/95              6,000,000
Ford Motor Credit Corp., 5.71% due 12/12/95              4,000,000
General Electric Capital Corp., 5.68% due 11/02/95       7,000,000
General Electric Capital Corp., 5.65% due 11/06/95       5,000,000
General Electric Capital Corp., 5.67% due 11/07/95       7,000,000
General Electric Capital Corp., 5.67% due 11/08/95       9,000,000
General Electric Capital Corp., 5.67% due 11/09/95       6,000,000
General Electric Capital Corp., 5.67% due 11/10/95      10,000,000
General Electric Capital Corp., 5.70% due 11/14/95       7,000,000
General Electric Capital Corp., 5.70% due 11/15/95       6,000,000
General Electric Capital Corp., 5.71% due 11/16/95       4,000,000
General Electric Capital Corp., 5.70% due 12/13/95       4,000,000
                                                    --------------
    TOTAL COMMERCIAL PAPER (Cost: $201,000,000)        201,000,000
                                                    --------------
Total Investments--100.2% (Cost: $2,334,912,975)     2,833,028,882
Other liabilities, less other assets (.2)%              (5,959,863)
                                                    --------------
    TOTAL NET ASSETS--100%                          $2,827,069,019
                                                    ==============

-----------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) At October 31, 1995, net unrealized appreciation of $498,115,907 for federal income tax purposes consisted of gross unrealized appreciation of $553,289,304 and gross unrealized depreciation of $55,173,397. Cost for federal income tax purposes was $2,334,912,975.

                See accompanying notes to financial statements.

THE OAKMARK FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1995

ASSETS
Investments, at value (cost: $2,334,912,975)                    $2,833,028,882
Cash                                                                   545,778
Receivable for:
 Securities Sold                                      4,853,140
 Fund Shares Sold                                     5,749,257
 Dividends and Interest                               4,713,433     15,315,830
                                                     ----------
Other Assets                                                            28,583
                                                                --------------
                                                                 2,848,919,073
LIABILITIES AND NET ASSETS
Payable for:
 Securities Purchased                                18,076,273
 Fund shares redeemed                                   900,361
 Due to Adviser                                       2,377,099
 Other                                                  496,321
                                                     ----------
   Total liabilities                                                21,850,054
                                                                --------------
Net assets applicable to Fund shares outstanding                $2,827,069,019
                                                                ==============
Fund Shares Outstanding                                             99,284,171
                                                                ==============
PRICING OF SHARES
Net asset value per share                                               $28.47
                                                                ==============
ANALYSIS OF NET ASSETS
Paid in Capital                                                 $2,218,201,560
Accumulated undistributed net realized gain on sale
 of investments and foreign currency transactions                   87,367,855
Net unrealized appreciation of investments                         498,115,907
Accumulated undistributed net investment income                     23,383,697
                                                                --------------
Net assets applicable to Fund shares outstanding                $2,827,069,019
                                                                ==============


                See accompanying notes to financial statements.

THE OAKMARK FUND
STATEMENT OF OPERATIONS--OCTOBER 31, 1995

                                                               Year Ended
                                                            October 31, 1995
                                                            ----------------
Investment Income:
 Dividends (net of withholding of $354,146)                   $ 42,140,243
 Interest                                                       10,886,088
                                                              ------------
   Total investment income                                      53,026,331
                                                              ------------
Expenses:
 Investment advisory fee                                        21,215,738
 Transfer and dividend disbursing agent fees and expenses        3,144,790
 Custodian and accounting fees and expenses                        268,307
 Legal fees and expenses                                            70,564
 Audit fees and expenses                                            27,850
 Trustees fees and expenses                                         29,837
 Registration and blue sky expenses                                165,178
 Reports to shareholders                                           334,371
 Amortization of organization cost                                  34,675
 Other--net                                                        162,098
                                                              ------------
   Total expenses                                               25,453,408
                                                              ------------
Net investment income                                           27,572,923
Net realized and unrealized gain on investments
 Net realized gain on sale of investments                       87,157,237
 Net realized gain (loss) on foreign currency transactions         (37,102)
 Net change in unrealized appreciation                         320,305,458
                                                              ------------
Net realized and unrealized gain on investments                407,425,593
                                                              ------------
Net increase in net assets resulting from operations          $434,998,516
                                                              ============



                See accompanying notes to financial statements.

THE OAKMARK FUND
STATEMENT OF CHANGES IN NET ASSETS--OCTOBER 31, 1995

                                                 Year Ended       Year Ended
                                              October 31, 1995 October 31, 1994
-------------------------------------------------------------------------------
From Operations:
 Net investment income                         $   27,572,923   $   16,288,352
 Net realized gain on sale of investments          87,157,237       96,029,651
 Net realized gain (loss) on foreign cur-
  rency transactions                                  (37,102)             --
 Net change in unrealized appreciation            320,305,458          386,607
                                               --------------   --------------
   Net increase in net assets from operations     434,998,516      112,704,610
Distributions to shareholders from:
 Net investment income (per share $.231 in
  Fiscal Year 1995 and $.23 in Fiscal Year
  1994)                                           (15,107,181)     (10,879,838)
 Net realized short-term gain (per share
  $.7277 in Fiscal Year 1995 and $.41 in
  Fiscal Year 1994)                               (47,575,398)     (19,428,508)
 Net realized long-term gain (per share
  $.7411 in Fiscal Year 1995 and $.36 in
  Fiscal Year 1994)                               (48,452,482)     (17,059,178)
                                               --------------   --------------
                                                 (111,135,061)     (47,367,524)
From Fund share transactions:
 Reinvestment of dividends and capital gains
  distributions                                   106,504,973       45,046,719
 Proceeds from shares sold                      1,384,343,262    1,168,751,822
 Payments for shares redeemed                    (664,894,744)    (708,888,845)
                                               --------------   --------------
   Net increase in net assets from Fund share
    transactions                                  825,953,491      504,909,696
                                               --------------   --------------
Total increase in net assets                    1,149,816,946      570,246,782
Net assets:
 Beginning of period                            1,677,252,073    1,107,005,291
                                               --------------   --------------
 End of period (including undistributed net
  investment income of $23,383,697 and
  $10,917,955, respectively)                   $2,827,069,019   $1,677,252,073
                                               ==============   ==============


                See accompanying notes to financial statements.

HARRIS ASSOCIATES INVESTMENT TRUST
THE OAKMARK FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  The following are the significant accounting policies of The Oakmark Fund ("the Fund"), a series of the Harris Associates Investment Trust (a Massachusetts business trust).

Security valuation--

  Investments are stated at current value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Trustees.

Security transactions and investment income--

  Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

  Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the closing of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders--

  No provision is made for Federal income taxes since the Fund elects to be taxed as a "regulated investment company" and make such distributions to its shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

2. TRANSACTIONS WITH AFFILIATES

  The Fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Fund pays the Adviser monthly fees at the annual rate of 1% of the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% of the net assets of the fund in excess of $5 billion as determined at the end of each preceding calendar month. The investment advisory agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.

  In connection with the organization of the Fund, expenses of approximately $146,500 were advanced to the Fund by the Adviser. These expenses are being reimbursed to the Adviser and amortized by the Fund on a straight line basis through July, 1996.

  The Fund's initial shareholder has agreed that, if any of the initial shares are redeemed during the first 60 months of the Fund's operations, the proceeds of redemption will be reduced by the pro rata share of the unamortized expenses as of the date of redemption, to the extent the Fund is obligated to reimburse such expenses to the Adviser. The pro rata share by which the redemption proceeds shall be reduced shall be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

  Certain officers and trustees of the Fund are also executives and employees of the Adviser. The Fund makes no direct payments to its officers who are affiliated with the Adviser. The Fund paid trustees fees of $29,837 in 1995 and $16,000 in 1994 to trustees of the Fund not affiliated with the Adviser.

  During the periods ended October 31, 1995 and October 31, 1994 the Fund incurred brokerage commissions of $2,100,849 and $2,286,161, respectively, of which $389,339 and $244,055 were paid to an affiliate of the Adviser.

3. FUND SHARE TRANSACTIONS

  Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares (in thousands):

                                              Year ended       Year ended
                                           October 31, 1995 October 31, 1994
----------------------------------------------------------------------------
Shares issued in reinvestment of dividend
 and capital gain distributions                  4,782            1,948
Shares sold                                     54,044           48,461
Less shares redeemed                           (26,065)         (29,668)
                                               -------          -------
Net increase in shares outstanding              32,761           20,741
                                               =======          =======

4. INVESTMENT TRANSACTIONS

                                                Year ended       Year ended
                                             October 31, 1995 October 31, 1994
------------------------------------------------------------------------------
Investment securities (excluding short term
 securities) in thousands:
 Purchases                                      $1,085,381        $733,331
 Proceeds from sales                               359,990         366,527

THE OAKMARK FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                Year ended October 31,                Period ended
                            1995      1994      1993     1992       Oct. 31, 1991(a)
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period      $  25.21  $  24.18  $  17.11  $ 12.10          $10.00
Income From Investment
 Operations:
 Net Investment Income
  (Loss)                      0.30      0.27      0.17    (0.03)(d)       (0.01)
 Net Gains or Losses on
  Securities (both
  realized and
  unrealized)                 4.66      1.76      7.15     5.04            2.11
                          --------  --------  --------  -------         -------
   Total From Investment
    Operations                4.96      2.03      7.32     5.01            2.10
Less Distributions:
 Dividends (from net
  investment income)         (0.23)    (0.23)    (0.04)      --              --
 Distributions (from
  capital gains)             (1.47)    (0.77)    (0.21)      --              --
                          --------  --------  --------  -------         -------
   Total Distributions       (1.70)    (1.00)    (0.25)      --              --
Net Asset Value, End of
 Period                   $  28.47  $  25.21  $  24.18  $ 17.11          $12.10
                          ========  ========  ========  =======         =======
Total Return                21.55%     8.77%    43.21%   41.40%          87.10%*
Ratios/Supplemental
 Data:
 Net Assets, End of
  Period ($ million)      $2,827.1  $1,677.3  $1,107.0  $ 114.7         $   4.8
 Ratio of Expenses to
  Average Net Assets         1.17%     1.22%     1.32%    1.70%           2.50%(b)*
 Ratio of Net Income
  (Loss) to Average Net
  Assets                     1.27%     1.19%     0.94%  (0.24)%         (0.66)%(c)*
 Portfolio Turnover Rate       18%       29%       18%      34%              0%

-----------
   *Ratios for the period have been determined on an annualized basis.
(a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this annualized ratio would have been 4.92% for the period.
(c) Computed giving effect to the Adviser's expense limitation undertaking.
(d) Based on average month-end shares outstanding.

  THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS
                   INCEPTION (9/30/92) TO PRESENT (10/31/95)
             AS COMPARED TO THE MORGAN STANLEY WORLD EX U.S. INDEX.


                             [GRAPH APPEARS HERE]


Measurement Period           THE OAKMARK      M.S. WORLD
(Fiscal Year Covered)        INTERNATIONAL    EX U.S. INDEX
-------------------          -------------    ---------
Measurement Pt-
09/30/92                     $10,000          $10,000
10/31/92                     $ 9,800          $ 9,505
                             $10,833          $ 9,621
                             $12,105          $11,764
                             $12,607          $12,233
10/31/93                     $14,454          $12,981
                             $16,487          $13,786
                             $15,382          $13,664
                             $15,194          $13,899
10/31/94                     $15,121          $14,265
                             $13,698          $13,124
                             $14,399          $14,437
                             $15,506          $14,911
10/31/95                     $14,659          $14,248

                                                     Average Annual Total Return*
                                                           Through 10/31/95
                                                     ----------------------------
                         Total Return* Total Return*               From Inception
                          Last 3 mos.   Last 6 mos.  From 10/31/94    9/30/92
                         ------------- ------------- ------------- --------------
OAKMARK INTERNATIONAL        (5.5)%         1.8%         (3.1)%        13.2%
Morgan Stanley World ex
 U.S.*                       (4.5)%        (1.3)%        (0.1)%        12.2%
Morgan Stanley EAFE*         (4.6)%        (1.6)%        (0.4)%        12.3%
Lipper Analytical
 International
 Fund Average*               (2.1)%         4.7%         (0.6)%        12.6%

10/31/95 NAV $12.97

REPORT FROM DAVID G. HERRO, PORTFOLIO MANAGER

Dear Fellow Shareholders:

  A large ship that carries cargo across the ocean will no doubt encounter many types of conditions on its journey; anything from clear skies and still water to the occasional storm at sea. But to an experienced crew with a good ship, the weather really doesn't make much difference. They've made the trip many times before and always deliver the goods to port.

*Total return includes change in share prices and in each case included reinvestment of any dividends and capital gain distributions. Each of the three indexes or averages is an unmanaged group of stocks whose composition is different from the Fund. The Morgan Stanley World ex U.S. Index includes 19 country sub-indexes. The Morgan Stanley EAFE Free Index refers to Europe, Asia and the Far East and includes 18 country sub-indexes. The Lipper International Fund Average includes 106 mutual funds that invest in securities whose primary markets are outside the United States. Past performance is no guarantee of future performance.
LOGO

  In many ways the Oakmark International Fund is experiencing this type of journey. The past year has been turbulent, to say the least. Most foreign markets have been weak since the peso crisis of last year, and our Fund has not escaped the consequences. On a relative basis it's been particularly difficult to compete against the booming U.S. market. But our results are positive, and as I write this (December 1, 1995) our Fund is now up 7.25%* since January 1, 1995.


THE GLOBAL PICTURE

  The Fund's performance in recent months can be traced to three factors: geographic exposure, industry focus and global money flows. First, the Fund's Latin American investments (particularly Mexico) have significantly underperformed. These markets continue to be buffeted by currency and political speculation. Second, investors concerned with the declining rate of worldwide industrial growth, have avoided many of the cyclical companies we find extremely undervalued. Lastly, the flow of investment funds is running against us. We have heard from the large global brokerage firms that there continues to be strong flows of money into the U.S. market and out of foreign markets, generally causing downturns and price volatility in the foreign markets.

  So, like our ocean freighter analogy, while we have hit some rough water and our speed has slowed, we continue to proceed toward our destination. The most recent weeks indicate we may see smoother water ahead.

  I remain extremely optimistic about the prospects for both the Fund and foreign makets. The companies we own are strong and diverse, and most importantly, they are selling at bargain basement prices. Consider the following:

TELEMEX (4% OF THE PORTFOLIO)

  CURRENT SITUATION: Down 13.5% in the four weeks through October 31, 1995 yet up 21.5% for the month of November.

  REASON FOR OPTIMISM: Telemex will generate more than $1 billion (U.S. dollars) a year in free cash with just a trace of debt. The company has been actively buying back stock and has proposed buying even more. All of this has occurred during a harsh recession in Mexico. The stock sells at a price less than 10 times earnings and long-term prospects are bright.

VOLVO (4% OF THE PORTFOLIO)

  CURRENT SITUATION: Down 12% in the four weeks through October 31, 1995, and down 9% for the month of November.

  REASON FOR OPTIMISM: The company has recognized its problems, replaced management and is attacking costs. With planned asset sales, by 1997 half of the current share price will be in cash on the balance sheet. Management has pledged to use this cash to bolster shareholder value. On an adjusted basis, the stock sells at just 3 times earnings.

ASIA PULP AND PAPER (3% OF THE PORTFOLIO)

  CURRENT SITUATION: Down 15.4% in the four weeks through October 31, 1995, yet up 1.2% for the month of November. The stock was down due to fears of weaker pulp prices. The fears are overdone! There is little new pulp capacity on the horizon, and thus prices will soon stabilize. The company is one of the world's lowest cost producers and is located in the world's fastest growing region.

  REASON FOR OPTIMISM: It's clear that fears of paper and pulp prices collapsing have been overdone. These prices are supply driven and there is little new capacity coming on stream. The company sells at 4 times normal earnings and below book value.

  These are just few examples in overseas markets where current share prices do not come close to reflecting true value. This is the nature of equity market investment; over short periods of time price and value seldom match. We believe patient investors will be rewarded, because over the longer term share prices tend to reflect value. Just as storms at sea eventually subside, value and price converge.

TRAVELLER'S LOG...AUSTRALASIA

  In my last quarterly letter I briefly mentioned the differences between the Australian and New Zealand economies. They can be as opposite as night and day, yet they share some similarities as well. For example, both countries seem to be keenly aware of good corporate governance and have responsible, owner-oriented managements. However, the macroeconomic environment of the two countries are quite distinctive.

NEW ZEALAND

  MACRO: During the past 10 years New Zealand has completely deregulated and embraced just about every free market reform imaginable. The results are stunning: huge budget surpluses, surging productivity, very low unemployment, strong economic growth and low inflation.

  MICRO: We have been able to find a number of examples of strong, competitive companies, though most have proven to be too small for the Fund. Our lone New Zealand position is LION NATHAN, which brews Steinlager and other drinks brands. Lion has close to 50% of the Australasian beer market and is a franchisee for both Pepsi and Gatorade. In addition, the company has opened up brewing operations in China that already are profitable. Lion has wisely used its free cash flow to pay down debt, increase dividends and make intelligent investments.

AUSTRALIA

  MACRO: The country has archaic collective bargaining agreements and is not as open as it should be. As one might predict, Australia has lagged behind New Zealand in productivity and employment growth while suffering a higher rate of inflation. They are still running huge "normalized" budget deficits as well.

  MICRO: Despite the macro picture, we have found good values in Australia. PIONEER INTERNATIONAL is an excellent example of an extremely well-run, global company. Pioneer has global building materials businesses (concrete, aggregates, cement, etc.) that are well positioned for the continuing boom in global infrastructure development. On top of this, they have prudently used cash to pay down debt and expand their global franchises to the fast growing regions of the world.

  Ideally, over time Australia will adopt policies similar to New Zealand, adding a positive new element to the Australasian economic environment!

                                                                 DAVID G. HERRO
                                                              Portfolio Manager
                                                                 OAKIX @aol.com
                                                       72242. 772@COMPUSERV.COM
                                                               December 1, 1995

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995

 Shares Held                                    Description        Market Value
-------------------------------------------------------------------------------
COMMON STOCKS--94.5%
CONSUMER NON-DURABLES--4.4%
 90,210,000  Yue Yuen Industrial
              (Holdings) Limited (Hong    Athletic Footwear
              Kong)                        Manufacturing           $ 23,626,790
     61,533  Chargeurs S.A. (France)      Entertainment & Wool
                                           Production Holding
                                           Company                   12,658,676
                                                                   ------------
                                                                     36,285,466

FOOD--7.5%
 18,069,300  Lion Nathan Limited (New
              Zealand)                    New Zealand Brewer         41,031,350
  4,939,000  Leong Hup Holdings Berhad
              (Malaysia)                  Major Poultry Operation
                                           in Malaysia and KFC
                                           Operator                   7,463,896
  3,300,265  Burns, Philp & Company
              Limited (Australia)         Yeast and Spices            7,390,904
     36,970  Lotte Chilsung Beverage
              (Korea)                     Manufacturer of Soft
                                           Drinks, Juices, & Sport
                                           Drinks                     5,314,906
                                                                   ------------
                                                                     61,201,056

HOUSEHOLD PRODUCTS--3.5%
  2,017,853  Reckitt & Colman PLC
              (Great Britain)             Household Cleaners and
                                           Air Fresheners            21,470,594
  3,430,600  London International Group
              PLC (Great Britain)         Latex Products              7,105,274
                                                                   ------------
                                                                     28,575,868

RETAIL--4.9%
 24,995,000  Giordano Holdings Limited
              (Hong Kong)                 East Asian Clothing
                                           Retailer & Manufacturer   20,689,887
    462,900  Macintosh (Netherlands)      Non-Food Specialty
                                           Retailer                  13,495,627
 16,702,189  Alparagatas Sociedad
              Anonima Industrial Y
              Comercial (Argentina)       Textiles                    5,928,684
                                                                   ------------
                                                                     40,114,198

TELECOMMUNICATIONS--5.4%
  1,049,700  Telefonos de Mexico, S.A.
              de C.V.                     Telephone Company in
              (Mexico) (b)                 Mexico                    28,866,750
    935,500  Call Net Enterprises, Inc.
              Common (Canada) (a)         Telecommunications          7,855,184
    944,300  Call Net Enterprises, Inc.
              Class B (Canada) (a)        Telecommunications          7,752,872
                                                                   ------------
                                                                     44,474,806

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                                   Description        Market Value
-------------------------------------------------------------------------------
TRANSPORTATION--5.8%
  1,544,000  AB Volvo (Sweden)           Automobiles              $  34,760,112
  3,548,033  CIADEA S.A.
              (Argentina) (a)            Assembler and
                                          Distributor of
                                          Automobiles                12,949,026
                                                                  -------------
                                                                     47,709,138
OIL AND NATURAL GAS--4.0%
  1,730,500  YPF Sociedad Anonima
              (Argentina) (b)            Oil Exploration,
                                          Production and
                                          Marketing                  29,634,813
     55,609  Total S.A. (France)         Oil Production and
                                          Refining                    3,436,543
                                                                  -------------
                                                                     33,071,356

ELECTRIC--2.7%
  4,760,230  Union Electrica Fenosa
              S.A. (Spain)               Spanish Electric Utility    22,152,396

BANKS--13.7%
  1,512,850  Svenska Handelsbanken
              (Sweden)                   Large Swedish Bank          26,540,828
  5,209,175  Banco de Galicia Y Buenos
              Aires (Argentina)          Argentinian Bank            24,584,848
    145,100  Banco Popular Espanol
              (Spain)                    Large Spanish Bank          23,050,993
  1,455,400  Banco Espirito Santo E
              Comercial de Lisboa,
              S.A. (Portugal)            Portuguese Bank             21,381,306
 34,885,000  Grupo Financiero
              Bancomer, S.A. De C.V.     Large Mexican Financial
              (GFB)--B (Mexico) (a)       Group                       9,008,898
    326,080  Banco Espirito Santo E
              Comercial de Lisboa,
              S.A. Rights (Portugal)     Portuguese Bank              4,790,447
  6,129,630  Grupo Financiero
              Bancomer, S.A. De C.V.     Large Mexican Financial
              (GFB)--L (Mexico) (a)       Group                       1,419,493
    185,715  Banco Frances del Rio de
              la Plata S.A.
              (Argentina)                Argentinian Bank             1,350,014
                                                                  -------------
                                                                    112,126,827

INVESTMENT COMPANIES--0.5%
  6,000,000  The Central European
              Growth Fund PLC (Great
              Britain)                   Diversified, Closed-End
                                          Fund Investing in
                                          Central Europe              3,747,036

COMPUTER SYSTEMS--3.0%
  1,414,500  Scitex Corporation
              Limited (Israel) (b)       Color Pre-Press Systems     24,576,938

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

 Shares Held                                    Description        Market Value
-------------------------------------------------------------------------------
MARKETING SERVICES--3.6%
 21,654,328  Cordiant PLC (Great
              Britain) (a)                Advertising Agency
                                           Holding Company         $ 29,443,039
AEROSPACE--7.4%
  2,344,666  British Aerospace Public
              Limited Company             Defense and Civil
              (Great Britain)              Aviation                  26,282,501
  7,548,737  Rolls-Royce Public Limited
              Company (Great
              Britain)                    Jet Engines                18,379,534
  6,248,000  Hong Kong Aircraft
              Engineering Company
              Limited (Hong Kong)         Commercial Aircraft
                                           Overhaul and
                                           Maintenance               16,081,224
                                                                   ------------
                                                                     60,743,259

COMPONENTS--1.7%
  6,685,000  Varitronix International
              Holdings Limited
              (Hong Kong)                 Liquid Crystal Displays    12,753,178
  1,840,000  Chen Hsong Holdings
              Limited (Hong Kong)         Plastic Injection
                                           Moulding Machines          1,070,916
                                                                   ------------
                                                                     13,824,094

FORESTRY PRODUCTS--5.2%
  2,355,000  Asia Pulp & Paper Company
              Ltd (a) (Indonesia)
                                          Paper & Packaging
                                           Products in Asia          24,138,750
    360,700  Mo och Domsjo AB (Sweden)    Paper, Pulp & Timber       18,359,275
    144,000  Empaques Ponderosa, S.A.
              (Mexico) (a)                Boxboard                      303,158
                                                                   ------------
                                                                     42,801,183

MACHINERY AND METAL PROCESSING--1.9%
    115,849  Strafor Facom (France)       Metal Processing, Office
                                           Equipment, Mining Tools   13,977,405
  6,180,000  Lochpe-Maxion (Brazil)       Agricultural Machinery &
                                           Automotive Parts           1,927,572
                                                                   ------------
                                                                     15,904,977

MINING AND BUILDING MATERIALS--3.0%
  9,854,423  Pioneer International        Concrete Products,
              (Australia)                  Aggregates                24,170,660

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS--OCTOBER 31, 1995 (CONTINUED)

  Shares Held                                    Description        Market Value
--------------------------------------------------------------------------------
OTHER INDUSTRIAL GOODS AND SERVICES--9.4%
 21,596,600,000 Usiminas (Brazil)          Steel Production         $ 20,208,921
        643,200 EVC International NV
                 (Netherlands)             Western European PVC
                                            Manufacturer              20,178,984
      1,466,000 Avesta Sheffield
                 (Sweden)                  Stainless Steel            14,459,989
         65,400 ECCO Travail Temporaire
                 (France)                  European Temporary
                                            Employment Services       10,137,461
        700,966 Tung-Ho Steel Enterprise
                 Corp. (Taiwan) (a)
                                           Taiwanese Manufacturer
                                            of Steel Bars and H-
                                            Beams                      7,184,902
     14,040,000 Lamex Holdings Limited
                 (Hong Kong)
                                           Hong Kong's Largest
                                            Office Furniture
                                            Supplier                   3,141,508
         60,000 Groupe Legris Industries
                 (France)                  Europe's Leading Crane
                                            Manufacturer               1,742,295
                                                                    ------------
                                                                      77,054,060

SHIPBUILDING--4.6%
        951,610 Kvaerner (Norway)          Shipbuilding and           37,899,354
                                            Engineering

REAL ESTATE AND CONSTRUCTION--2.3%
        127,332 Hollandsche Beton Groep
                 nv (Netherlands)          Construction               19,207,134
                                                                    ------------
                TOTAL COMMON STOCKS (COST: $868,131,191)             775,082,845

COMMERCIAL PAPER--3.0%
 Ford Motor Credit Corp., 5.72% due 11/02/95                           1,500,000
 Ford Motor Credit Corp., 5.73% due 11/02/95                           5,000,000
 Ford Motor Credit Corp., 5.75% due 11/02/95                           5,000,000
 Ford Motor Credit Corp., 5.76% due 11/02/95                           3,000,000
 General Electric Capital Credit Corp., 5.69% due 11/01/95             8,000,000
 General Electric Capital Credit Corp., 5.73% due 11/03/95             2,000,000
                                                                    ------------
                TOTAL COMMERCIAL PAPER (COST: $24,500,000)            24,500,000
                                                                    ------------
 Total Investments--97.5% (Cost: $892,631,191)                       799,582,845
 Foreign currencies--0.0% (Cost: $322,067)                               321,211
 Other assets, less other liabilities--2.5% (c)                       19,827,486
                                                                    ------------
                TOTAL NET ASSETS --100%                             $819,731,542
                                                                    ============

-----------
Notes:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Includes portfolio and transaction hedges.
(d) At October 31, 1995, net unrealized depreciation of $93,049,202 for federal income tax purposes consisted of gross unrealized appreciation of $69,234,440 and gross unrealized depreciation of $162,283,642. Cost for federal income tax purposes was $892,953,258.

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
COUNTRY DIVERSIFICATION--OCTOBER 31, 1995

                                                      % of Fund
                                                         Net
Country                                                Assets
---------------------------------------------------------------
ARGENTINA                                                9.1%
 Alparagatas Sociedad Anonima Industrial Y Comercial
 Banco de Galicia y Buenos Aires
 Banco Frances del Rio de la Plata S.A.
 CIADEA S.A.
 YPF Sociedad Anonima
AUSTRALIA                                                3.9%
 Burns, Philp & Company Limited
 Pioneer International
BRAZIL                                                   2.7%
 lochpe-Maxion
 Usiminas
CANADA                                                   1.9%
 Call Net Enterprises Inc. Class B
 Call Net Enterprises Inc. Common
CENTRAL EUROPE                                           0.5%
 The Central European Growth Fund PLC
FRANCE                                                   5.1%
 Chargeurs S.A.
 Ecco S.A
 Groupe Legris Industries
 Strafor Facom
 Total S.A.
GREAT BRITAIN                                           12.5%
 British Aerospace Public Limited Company
 Cordiant PLC
 London International Group PLC
 Reckitt & Colman PLC
 Rolls Royce Public Limited Company
HONG KONG                                                9.4%
 Chen Hsong Holdings Limited
 Giordan Holdings Limited
 Hong Kong Aircraft Engineering Company Limited
 Lamex Holdings Limited
 Varitronix International Holdings Limited
 Yue Yuen Industrial (Holdings) Limited
INDONESIA                                                2.9%
 Asia Pulp & Paper Company Ltd
ISRAEL                                                   3.0%
 Scitex Corporation Limited
KOREA                                                    0.6%
 Lotte Chilsung Beverage

                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
COUNTRY DIVERSIFICATION--OCTOBER 31, 1995

                                                    % of Fund
                                                       Net
Country                                              Assets
-------------------------------------------------------------
MALAYSIA                                               0.9%
 Leong Hup Holdings Berhad
MEXICO                                                 4.8%
 Empaques Ponderosa, S.A.
 Grupo Financiero Bancomer, S.A. De C.V. (GFB)-B
 Grupo Financiero Bancomer, S.A. De C.V. (GFB)-L
 Telefonos de Mexico, S.A. de C.V.
NETHERLANDS                                            6.5%
 EVC International NV
 Hollandsche Beton Groep nv
 Macintosh
NEW ZEALAND                                            5.0%
 Lion Nathan Limited
NORWAY                                                 4.6%
 Kvaerner
PORTUGAL                                               3.2%
 Banco Espirito Santo E. Comercial de Lisboa, S.A.
SPAIN                                                  5.5%
 Banco Popular Espanol
 Union Electrica Fenosa S.A.
SWEDEN                                                11.5%
 Avesta Sheffield
 Mo och Domsjo AB
 Svenska Handelsbanken
 Volvo AB
TAIWAN                                                 0.9%
 Tung-Ho Steel Enterprise Corp.


                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1995

ASSETS
Investments, at value (cost: $892,631,191)                       $799,582,845
Cash                                                                  399,986
Foreign currency, at value (cost: $322,067)                           321,211
Receivable for:
 Forward foreign currency contracts                  $   969,909
 Securities sold                                      29,020,934
 Fund shares sold                                        662,786
 Dividends and interest                                3,379,012
                                                     -----------
Total receivables                                                  34,032,641
Other assets                                                           21,533
                                                                 ------------
   Total assets                                                  $834,358,216
LIABILITIES AND NET ASSETS
Payable for:
 Securities purchased                                $ 2,374,806
 Fund shares redeemed                                  1,884,706
 Forward foreign currency contracts                    9,103,567
 Due to adviser                                          769,279
 Other                                                   494,316
                                                     -----------
   Total liabilities                                               14,626,674
                                                                 ------------
Net assets applicable to Fund shares outstanding                 $819,731,542
                                                                 ============
Fund shares outstanding                                            63,224,193
                                                                 ============
PRICING OF SHARES
Net asset value per share                                              $12.97
                                                                 ============
ANALYSIS OF NET ASSETS
Paid in Capital                                                  $862,870,293
Accumulated undistributed net realized gain on sale
 of investments, forward contracts and foreign cur-
 rency transactions                                                26,425,139
Net unrealized depreciation of investments and for-
 eign currencies                                                  (93,049,202)
Net unrealized depreciation of foreign currency
 portfolio hedges                                                  (8,062,429)
Net unrealized appreciation--other                                    169,294
Accumulated undistributed net investment income                    31,378,447
                                                                 ------------
Net assets applicable to Fund shares outstanding                 $819,731,542
                                                                 ============


                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
STATEMENT OF OPERATIONS--OCTOBER 31, 1995

                                                              Year Ended
                                                           October 31, 1995
                                                           ----------------
Investment Income:
 Dividends                                                  $  28,937,627
 Interest                                                       2,162,084
 Foreign taxes withheld                                        (3,686,997)
                                                            -------------
     Total investment income                                   27,412,714
Expenses:
 Investment advisory fee                                        9,916,904
 Transfer and dividend disbursing agent fees and expenses       1,455,154
 Custodian and accounting fees and expenses                     1,273,334
 Legal fees and expenses                                           48,041
 Audit fees and expenses                                           37,848
 Trustees fees and expenses                                        18,580
 Registration and blue sky expenses                               136,505
 Reports to shareholders                                          311,789
 Amortization of organization cost                                  9,490
 Other--net                                                       461,762
                                                            -------------
     Total expenses                                            13,669,407
                                                            -------------
Net investment income                                          13,743,307
Net realized and unrealized gain (loss) on investments
 Net realized gain on sale of investments                      62,822,164
 Net realized loss on foreign currency transactions           (26,735,730)
 Net change in unrealized appreciation (depreciation) of:
   Investments and foreign currency transactions             (120,637,092)
   Forward foreign currency contracts                          17,767,564
   Other foreign currency transactions                            (20,391)
                                                            -------------
Net realized and unrealized gain (loss) on investments,
 forward contracts and foreign currency transactions          (66,803,485)
                                                            -------------
Net decrease in net assets resulting from operations        $ (53,060,178)
                                                            =============


                See accompanying notes to financial statements.

THE OAKMARK INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS--OCTOBER 31, 1995

                                                 Year Ended       Year Ended
                                              October 31, 1995 October 31, 1994
-------------------------------------------------------------------------------
From Operations:
 Net investment income                         $   13,743,307  $    18,774,576
 Net realized gain on sale of investments          62,822,164      117,306,013
 Net realized gain (loss) on foreign cur-
  rency trasactions                               (26,735,730)     (39,262,860)
 Net change in unrealized appreciation (de-
  preciation) of investments and foreign
  currencies                                     (120,637,092)     (58,275,156)
 Net change in unrealized appreciation (de-
  preciation) of forward foreign currency
  contracts                                        17,767,564      (27,201,474)
 Net change in unrealized appreciation (de-
  preciation) - other                                 (20,391)         145,115
                                               --------------  ---------------
   Net increase in net assets from operations     (53,060,178)      11,486,214
Distributions to shareholders from:
 Net investment income (per share $.08 in
  fiscal 1994)                                              0       (5,086,447)
 Net realized short-term gain (per share
  $.6863 in fiscal year 1995 and $.15 in
  fiscal year 1994)                               (56,722,392)     (10,445,839)
 Net realized long-term gain (per share
  $.3725 in fiscal year 1995)                     (30,791,949)               0
                                               --------------  ---------------
                                                  (87,514,341)     (15,532,286)
From Fund share transactions:
 Reinvestment of dividends and capital gains
  distributions                                    81,810,540       15,134,825
 Proceeds from shares sold                        312,101,705    1,562,821,681
 Payments for shares redeemed                    (719,598,750)  (1,103,291,079)
                                               --------------  ---------------
   Net increase (decrease) in net assets from
    Fund share transactions                      (325,686,505)     474,665,427
                                               --------------  ---------------
Total increase in net assets                     (466,261,024)     470,619,355
Net assets:
 Beginning of period                            1,285,992,566      815,373,211
                                               --------------  ---------------
 End of period (including undistributed net
  investment income of $31,378,447 and
  $17,635,140, respectively)                   $  819,731,542  $ 1,285,992,566
                                               ==============  ===============

                See accompanying notes to financial statements.

HARRIS ASSOCIATES INVESTMENT TRUST
THE OAKMARK INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  The following are the significant accounting policies of The Oakmark International Fund ("the Fund"), a series of the Harris Associates Investment Trust (a Massachusetts business trust).

Security valuation--

  Investments are stated at current market value. The values of portfolio securities are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market.

Foreign currency translations--

  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

  Net realized gain on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

Net unrealized appreciation--other includes the following components:

   Unrealized appreciation on open securities purchases       $    517
   Unrealized appreciation on open securities sales             38,079
   Unrealized depreciation on transaction hedge purchases       (2,445)
   Unrealized depreciation on transaction hedge sales          (68,784)
   Unrealized appreciation on dividends and dividend reclaim
     receivable                                                202,332
   Other--net                                                     (405)
                                                              --------
                                                              $169,294
                                                              ========

Security transactions and investment income--

  Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

  Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Forward foreign currency contracts--

  At October 31, 1995, the Fund had entered into forward foreign currency contracts under which it is obligated to exchange currencies at specified future dates. The Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

  The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. The Fund had the following outstanding contracts at October 31, 1995:

Portfolio Hedges:

                                                              Unrealized
                                    U.S.                     Appreciation
                                   Dollar    Settlement     (Depreciation)
Foreign Currency                  Proceeds      Date      at October 31, 1995
-----------------------------------------------------------------------------
1,000,000,000 Spanish Pesetas     8,063,216 December 1995     $   (89,487)
1,000,000,000 Spanish Pesetas     8,165,932 January 1996           31,264
2,153,250,000 Spanish Pesetas    17,733,899 February 1996         265,712
1,191,800,000 Spanish Pesetas     9,541,270 February 1996        (116,501)
45,000,000 French Francs          9,410,682 February 1996         224,305
40,534,000 French Francs          8,210,249 February 1996         (63,100)
49,760,000 French Francs         10,000,000 March 1996           (150,518)
18,794,637 Pounds Sterling       29,883,473 January 1996          220,735
12,738,854 Pounds Sterling       19,899,364 March 1996           (177,727)
9,458,000 Netherlands Guilders    5,939,462 February 1996         (89,230)
47,574,000 Netherlands Guilders  30,000,000 March 1996           (380,552)
15,152,000 Netherlands Guilders   9,589,873 April 1996            (97,772)
108,870,000 Norwegian Kroner     17,693,808 November 1995         207,151
156,370,000 Swedish Krona        21,279,173 November 1995      (2,252,006)
78,810,000 Swedish Krona         10,691,901 December 1995      (1,142,003)
198,987,500 Swedish Krona        26,992,336 December 1995      (2,858,049)
113,595,000 Swedish Krona        15,421,531 January 1996       (1,594,651)
                                                              -----------
 Net unrealized depreciation                                  $(8,062,429)
                                                              ===========

Transaction Hedges:

Purchases:

                                                    Unrealized
                                                   Appreciation
U.S.         Foreign Currency      Settlement     (Depreciation)
Dollar           Proceeds             Date      at October 31, 1995
-------------------------------------------------------------------
$801,711  5,307,605 Swedish Krona November 1995       $(2,445)
                                                      -------
 Net unrealized depreciation                          $(2,445)
                                                      =======

Sales:

                                                            Unrealized
                                  U.S.                     Appreciation
                                 Dollar    Settlement     (Depreciation)
      Foreign Currency          Proceeds      Date      at October 31, 1995
---------------------------------------------------------------------------
10,117,320 Australian Dollars  $7,642,577 November 1995      $(64,096)
299,023 Brazilian Real            310,835 November 1995           (64)
760,805,389 Spanish Pesetas     6,243,277 November 1995         9,978
9,936,431 French Francs         2,027,222 November 1995        (4,726)
4,664,594 Pounds Sterling       7,358,753 November 1995       (16,100)
521,523 Netherlands Guilders      331,990 November 1995         1,452
2,802,469 New Zealand Dollar    1,845,397 November 1995        (4,540)
149,849,449 Portuguese Escudo   1,014,923 November 1995         5,088
16,494,258 Swedish Krona        2,488,075 November 1995         4,224
                                                             --------
 Net unrealized depreciation                                 $(68,784)
                                                             ========

  At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Federal income taxes, dividends and distributions to shareholders--

  No provision is made for federal income taxes since the Fund elected to be taxed as a "regulated investment company" and makes such distributions to its shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

2. TRANSACTIONS WITH AFFILIATES

  The Fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Fund pays the Adviser monthly fees at the annual rate of 1% of the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets and .90% of the net assets of the Fund in excess of $5 billion as determined at the end of each preceding calendar month. The investment advisory agreement of the Fund provides that the Adviser will reimburse the Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale.

  In connection with the organization of the Fund, expenses of approximately $47,000 have been advanced to the Fund by the Adviser. These expenses are being reimbursed to the Adviser by the Fund on a straight line basis through September, 1997.

  Certain officers and trustees of the Fund are also executives and employees of the Adviser. The Fund makes no direct payments to its officers who are affiliated with the Adviser. The Fund paid trustees fees of $18,580 in 1995 and $15,000 in 1994 to trustees not affiliated with the Adviser.

  During the period ended October 31, 1995, the Fund incurred broker commissions of $2,609,780, of which $71,600 were paid to an affiliate of the Adviser.

3. FUND SHARE TRANSACTIONS

  Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following number of shares (in thousands):

                            Year ended       Year ended
                         October 31, 1995 October 31, 1994
----------------------------------------------------------
Shares sold                   24,062          104,988
Shares issued in rein-
 vestment of dividends         6,472            1,091
Less shares redeemed         (56,012)         (75,240)
                             -------          -------
Net (decrease) increase
 in shares outstanding       (25,478)          30,839
                             =======          =======

4. INVESTMENT TRANSACTIONS

                                                Year ended       Year ended
                                             October 31, 1995 October 31, 1994
------------------------------------------------------------------------------
Investment securities (excluding short term
 securities) in thousands:
 Purchases                                       $251,353        $1,121,268
 Proceeds from sales                              671,180           682,450
                                                 ========        ==========

THE OAKMARK INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    Year ended October 31,       Period ended
                                     1995      1994     1993   Oct. 31, 1992(a)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD                               $14.50     $14.09  $ 9.80       $10.00
Income From Investment Operations:
 Net Investment Income (Loss)         0.30       0.21    0.06         0.26
 Net Gains or Losses on Securities
  (both realized and unrealized)     (0.77)      0.43    4.48        (0.46)
                                    ------   --------  ------       ------
 Total From Investment Operations    (0.47)      0.64    4.54        (0.20)
Less Distributions
 Dividends (from net investment
  income)                              --       (0.08)  (0.25)         --
 Distributions (from capital
  gains)                             (1.06)     (0.15)    --           --
                                    ------   --------  ------       ------
   Total Distributions               (1.06)     (0.23)  (0.25)         --
                                    ------   --------  ------       ------
Net Asset Value, End of Period      $12.97     $14.50  $14.09       $ 9.80
                                    ======   ========  ======       ======
Total Return                         (3.06)%     4.62%  47.49%      (22.81)%*
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period ($mil-
  lion)                             $819.7   $1,286.0  $815.4        $23.5
 Ratio of Expenses to Average Net
  Assets                              1.40%      1.37%   1.26%        2.04%*
 Ratio of Net Income (Loss) to Av-
  erage Net Assets                    1.40%      1.44%   1.55%       37.02%*
 Portfolio Turnover Rate                27%        55%     21%           0%

-----------
   *Ratios for the period have been determined on an annualized basis.
(a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of Harris Associates Investment
Trust:

  We have audited the accompanying statements of assets and liabilities of The Oakmark Fund and Oakmark International Fund (each a series of Harris Associates Investment Trust), including the schedules of investments, as of October 31, 1995, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Oakmark Fund and Oakmark International Fund of the Harris Associates Investment Trust as of October 31, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

                                 Arthur Andersen LLP

Chicago, Illinois
December 5, 1995

                       THE OAKMARK FUNDS' ANNUAL REPORT

                               OCTOBER 31, 1995

TRUSTEES AND OFFICERS

TRUSTEES
Christine M. Bucher           Allan J. Reich
James W. Ford                 Burton W. Ruder
Michael J. Friduss            Peter S. Voss
Thomas H. Hayden              Gary Wilner, M.D.

OFFICERS
Victor A. Morgenstern--President
Robert J. Sanborn--Executive Vice President
David G. Herro--Vice President
Clyde S. McGregor--Vice President
Steven J. Reid--Vice President
Adam Schor--Assistant Vice President
Michael J. Welsh--Assistant Vice President
Donald Terao--Treasurer
Anita M. Nagler--Secretary
Lauren B. Pitalis--Vice President--Shareholder Operations and Assistant
  Secretary
Kristi L. Rowsell--Assistant Treasurer

OTHER INFORMATION

TRANSFER AGENT
State Street Bank and Trust Company
Attention: The Oakmark Family of Funds
P.O. Box 8510
Boston, Massachusetts 02266-8510
1-800-626-9392

INVESTMENT ADVISER
Harris Associates L.P.
LEGAL COUNSEL
Bell, Boyd & Lloyd
Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen & Co.
Chicago, Illinois

ADDRESS OF FUND AND ADVISER
Two North LaSalle Street, Suite 500
Chicago, Illinois 60602
1-800-OAKMARK (1-800-625-6275)

24-HOUR NAV INFORMATION
1-800-GROWOAK (1-800-476-9625)

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

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                          [LOGO OF THE OAKMARK FUND]

                            Harris Associates L.P.
                            2 North LaSalle Street
                               Chicago, IL 60602
                                 1-800-OAKMARK